EA's Recommended Acquisition of Codemasters Group Holdings plc December 14, 2020 Exhibit 99.2 Transaction Remains Pending Approval and Closing

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Any person interested in securities of Codemasters is encouraged to consult their professional advisors. We encourage you to read the announcement made under Rule 2.7 of the Code and published on EA’s website (https://www.ea.com/ codemasters-group) on December 14, 2020. Statements required by the Code Each of EA’s directors, whose names are set out on the “Board of Directors” page of EA’s website (https://ir.ea.com/corporate-governance/board-of-directors), accepts responsibility for the information contained in this presentation. To the best of EA’s directors’ knowledge and belief (who have taken all reasonable care to ensure that such is the case), the information contained in this presentation is in accordance with the facts and, where appropriate, does not omit anything likely to affect the import of such information. Forward-Looking Statements This presentation contains certain forward-looking statements with respect to EA, Codemasters and the Combined Group. 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These forward-looking statements speak only as of the date of this presentation. All subsequent oral or written forward-looking statements attributable to EA, Codemasters and/or the Combined Group or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above. Neither EA nor Codemasters, nor any member of the EA Group or Codemasters Group, respectively, assumes any obligation to revise or update any forward-looking statement for any reason, except as required by law or regulation. For a discussion of important factors which could cause actual results to differ from forward-looking statements in relation to Codemasters, refer to the annual report and accounts for the Codemasters Group for the financial year ended 31 March 2020 and the unaudited consolidated interim financial statements of Codemasters for the six months ended 30 September 2020. EA’s latest Quarterly Report on Form 10-Q, as well as in other documents EA has filed with the U.S. Securities and Exchange Commission, including EA’s Annual Report on Form 10-K for the fiscal year ended 31 March 2020 contains additional information regarding forward-looking statements with respect to EA. Publication on website In accordance with Rule 26.1 of the Code, a copy of this presentation will be available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) at https://www.ea.com/codemasters-group by no later than 12 noon (London time) on the Business Day following this presentation. Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation. 2 Transaction Remains Pending Approval and Closing

Transaction Remains Pending Approval and Closing

Transaction Summary

- Electronic Arts Inc. ("EA") has made an offer for the acquisition of Codemasters Group Holdings plc ("Codemasters")
  - Codemasters' Board is recommending that the company's shareholders accept EA's offer
  - Codemasters' Board has also withdrawn its prior recommendation for the recent offer made by Take-Two Interactive Software, Inc. ("Take-Two Offer")
- Headquartered in Southam, UK, Codemasters is one of the most recognized British video game developers and publishers, with a 30-year track record of producing successful racing games
- Codemasters' shareholders will receive all-cash consideration of 604 pence per share, representing:
  - Implied transaction enterprise value of $1.2 billion[1]
  - 38.9% premium to Codemasters' share price of 435 pence on 5 November 2020[2]
  - 14.4% premium to the implied value of the cash-and-stock Take-Two Offer as of 11 December 2020[3]
- The acquisition is to be financed with EA's cash on hand
- The acquisition is expected to grow net bookings and underlying profitability
- Transaction expected to close in calendar Q1 of 2021, subject to regulatory approvals

Source: Publicly available information

1. Based on USD:GBP exchange rate of 1.32 as of 11 December 2020. Enterprise value based on Codemasters' audited balance sheet as of 31 March 2020
2. One day prior to Codemasters' Statement regarding media speculation of possible Take-Two Offer
3. Implied premium to Take-Two Offer is calculated based on consideration comprising 120 pence per Codemasters share in cash and 0.02834 per share in Take-Two stock using USD:GBP exchange rate of 1.32 as of 11 December 2020

Electronic Arts

3

Transaction Remains Pending Approval and Closing

Codemasters at a Glance

Company Overview

- World-leading developer and publisher with a heritage of over 30 years in the games industry
- Employs nearly 800 people across four studios in the UK, and an art facility in Kuala Lumpur, Malaysia
- Deep creative talent which has produced high-quality, award-winning racing games for many years, including the *Formula One* franchise, *DiRT*, *GRID* and *Project Cars*
- Management team with significant experience in the video game industry, who will continue to lead the Codemasters business within EA's organization:
  - Frank Sagnier, CEO
  - Rashid Varachia, CFO
  - Clive Moody, SVP of Product Development
  - Jonathan Bunney, SVP of Publishing

Financial Profile ($MM)[1]



Adjusted EBITDA Margin (%)
12%
18%
26%
24%
66
8
84
16
94
25
100
24
FY'17A
FY'18A
FY'19A
FY'20A
Revenue
Adjusted EBITDA

Source: Publicly available information

1. Fiscal year end March 31. Based on USD:GBP exchange rate of 1.32 as of 11 December 2020. Adjusted EBITDA is a non-GAAP measure used by Codemasters, which is defined as profit before finance costs on borrowings, tax, capitalization of development costs, depreciation, amortization (restricted to show the net cash impact of the license), non-recurring items, share-based payments and an adjustment in respect of the net milestone payments received from publishers

Electronic Arts

4

Strategic Rationale 5 Accelerates Growth Grows EA’s presence in racing, creating a global leader in racing entertainment Brings talented game teams, technology and IP to EA Will enable EA to release new racing experiences annually Natural fit and clear opportunities with EA SPORTS portfolio Expected to grow net bookings and underlying profitability Creates Value Will grow Codemasters’ titles by giving Codemasters access to EA’s technology, central services and marketing resources, and its 330M-strong player network - effectively expanding Codemasters’ total addressable market Will improve and accelerate development and innovation, and the identification and adoption of best practices; will enable cross-fertilization of ideas, expertise and technology between the racing development teams of the combined group Transaction Remains Pending Approval and Closing

Series Launch 2009 2023 1,2 1998 2007 2008 2015 20201 1994 2001 2009 Latest Release 2020 ‒ 2019 2020 2019 2020 ‒ 2020 2020 2013 Metacritic Score3 88 ‒ 84 80 75 69 ‒ 75 78 4.6 4 Setting Track Rally Rally Rally Track Track Track Street Street Track IP Licensed Licensed Owned Owned Owned Owned Owned Owned Owned Owned Platforms Console, PC, Mobile Console, PC Console, PC Console, PC Console, PC Console, PC Mobile Console, PC Console, PC Mobile Combined Market-Leading Portfolio of Racing Experiences 6Source: Publicly available information1. Denotes planned launch 2. Codemasters has secured the rights to develop future WRC games beginning in 2023 3. Reflects average Metascore for most recent game release across all available platforms 4. Average rating from Google Play / Apple App Store Transaction Remains Pending Approval and Closing